                                                                   EXHIBIT 10.15

                         NOTIFY TECHNOLOGY CORPORATION

                             STOCK OPTION AGREEMENT



I. NOTICE OF STOCK OPTION GRANT
   ----------------------------
     Dane Russell
     8160 Oak Court
     Gilroy, CA  95020

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of this Option Agreement, as follows:


     Date of Grant                       November 11, 1999

     Vesting Commencement Date           November 1, 1999

     Exercise Price per Share            $7.906

     Total Number of Shares Granted      40,000

     Total Exercise Price                $316,240

     Type of Option:                          Incentive Stock Option
                                         ---

                                          X   Nonstatutory Stock Option
                                         ---

     Term/Expiration Date:               10 years / October 31, 2009

     Vesting Schedule:
     -----------------

     This Option may be exercised, in whole or in part, in accordance with the following schedule:

     25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates.

     Termination Period:
     ------------------

     This Option may be exercised for three (3) months after Optionee ceases to be a Service Provider. Upon the death or Disability of Optionee, this Option may be exercised for such longer period as provided in this Option Agreement. In no event shall this Option be exercised later than the Expiration Date as provided above.

II. AGREEMENT
    ---------

     1.  Definitions.  As used herein, the following definitions shall apply:
         -----------

         (a)  "Applicable Laws" means U. S. state corporate laws, U.S. federal
               ---------------
and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted hereunder.

         (b)  "Board" means the Board of Directors of the Company.
               -----

         (c)  "Code" means the Internal Revenue Code of 1986, as amended.
               ----

         (d)  "Common Stock" means the common stock of the Company.
               ------------

         (e)  "Company" means Notify Technology Corporation, a California
               -------
corporation.

         (f)  "Consultant" means any person, including an advisor, engaged by
               ----------
the Company or a Parent or Subsidiary to render services to such entity.

         (g)  "Director" means a member of the Board.
               --------

         (h)  "Disability" means total and permanent disability as defined in
               ----------
Section 22(e)(3) of the Code.

         (i)  "Employee" means any person, including Officers and Directors,
               --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (j)  "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

         (k)  "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Company deems reliable;

              (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Company deems reliable; or

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Company.

         (l)  "Officer" means a person who is an officer of the Company within
               -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (m)  "Optioned Stock" means the Common Stock subject to an Option.
               --------------

         (n)  "Optionee" means the holder of an outstanding Option granted
               --------
hereunder.

         (o)  "Parent" means a "parent corporation," whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

         (p)  "Service Provider" means an Employee, Director or Consultant.
               ----------------

         (q)  "Share" means a share of the Common Stock, as adjusted in
               -----
accordance with Section 13.

         (r)  "Subsidiary" means a "subsidiary corporation", whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code.

     2.  Grant of Option.  The Company hereby grants to the Optionee named in
         ---------------
Section I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in Section I, at the exercise price per share set forth in the Section I (the "Exercise Price").

     3.  Exercise of Option.
         ------------------

         (a)  Right to Exercise.  This Option is exercisable during its term in
              -----------------
accordance with the Vesting Schedule set out in Section I and the applicable provisions of this Option Agreement.

         (b)  Method of Exercise.  This Option is exercisable by delivery of an
              ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"),
                                         ---------
which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to this Agreement. The Exercise Notice shall be completed by Optionee and delivered to the Chief Financial Officer of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

         (c)  Termination of Relationship as a Service Provider.  If Optionee
              -------------------------------------------------
ceases to be a Service Provider, other than upon Optionee's death or Disability, Optionee may exercise this Option for three (3) months following Optionee's termination to the extent that the Option is vested on the date of termination (but in no event later than the expiration date of such Option as set forth in Section I). If, after termination, Optionee does not exercise this Option within the above three-month period, the Option shall terminate.

         (d)  Disability of Optionee.  If Optionee ceases to be a Service
              ----------------------
Provider as a result of Optionee's Disability, Optionee may exercise this Option for twelve (12) months following Optionee's termination to the extent the Option is vested on the date of termination (but in no event later than the expiration date of such Option as set forth in Section I). If, after termination, Optionee does not exercise this Option within the above twelve-month period, the Option shall terminate.

         (e)  Death of Optionee.  If Optionee dies while a Service Provider, the
              -----------------
Option may be exercised for twelve (12) months following Optionee's death (but in no event later than the expiration date of such Option as set forth in
Section I), by Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. The Option may be exercised by the executor or administrator of Optionee's estate or, if none, by the person(s) entitled to exercise the Option under Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate.

         (f)  Buyout Provisions.  The Company may at any time offer to buy out
              -----------------
for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Company shall establish and communicate to Optionee at the time that such offer is made.

     No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to Optionee on the date the Option is exercised with respect to such Exercised Shares.

     4.  Method of Payment.  Payment of the aggregate Exercise Price shall be by
         -----------------
any of the following, or a combination thereof, at the election of Optionee:

                            a)  cash; or

                            b)  check; or

                            c)  surrender of other Shares which (i) in the case
of Shares acquired upon exercise of an option, have been owned by Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

                            d)  with the Company's consent, delivery of
Optionee's promissory note (the "Note") in the form attached hereto as Exhibit
                                                                       -------
C, in the amount of the aggregate Exercise Price of the Exercised Shares
-
together with the execution and delivery by Optionee of the Security Agreement attached hereto as Exhibit B. The Note shall bear interest at the "applicable
                   ---------
federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

     5.  Non-Transferability of Option.  Unless determined otherwise by the
         -----------------------------
Company, this Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

     6.  Term of Option.  This Option may be exercised only within the term set
         --------------
out in Section I, and may be exercised during such term only in accordance with the terms of this Option Agreement.

     7.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or
         ------------------------------------------------------------------
Asset Sale.
----------

         (a)  Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the number of shares of Common Stock covered by an outstanding Option, as well as the price per share of Common Stock covered by such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b)  Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Company shall notify Optionee as soon as practicable prior to the effective date of such proposed transaction. The Company in its discretion may provide for Optionee to have the right to exercise this Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Company may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

         (c)  Merger or Asset Sale.  In the event of a merger of the Company
              --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, an outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Company shall notify Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Company may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     8.  Investment Representations.  As a condition to the exercise of an
         --------------------------
Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     9.  Inability to Obtain Authority.  The inability of the Company to obtain
         -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     10. Tax Consequences.  Some of the federal tax consequences relating to
         ----------------
this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         (a)  Exercising the Option. Optionee may incur regular federal income
              ---------------------
tax liability upon exercise of an Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

         (b)  Disposition of Shares.  If Optionee holds Shares for at least one
              ---------------------
year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

     11. Entire Agreement; Governing Law.  This Option Agreement constitutes the
         -------------------------------
entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     12. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES
         ---------------------------------
 THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of this Option Agreement. Optionee has reviewed this Option Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions relating to the Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                           NOTIFY TECHNOLOGY CORPORATION

 /s/  Dane Russell                   /s/  Gerald Rice
---------------------------         --------------------------------
Signature                           By

Dane Russell                        Chief Financial Officer
---------------------------         --------------------------------
Print Name                          Title

---------------------------
Residence Address


---------------------------

                                  CONSENT OF SPOUSE
                                  -----------------


    The undersigned spouse of Optionee has read and hereby approves the terms and conditions of this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under this Option Agreement.


                              _______________________________________

                              Spouse of Optionee

                                   EXHIBIT A
                                   ---------

                         NOTIFY TECHNOLOGY CORPORATION

                                EXERCISE NOTICE



Notify Technology Corporation
1054 South De Anza Blvd.
San Jose, California  95129

Attention:  [Title]

    1.  Exercise of Option.  Effective as of today, ________________, 200__, the
        ------------------
undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Notify Technology Corporation (the "Company") under and pursuant to the Stock Option Agreement dated, November 11, 1999 (the "Option Agreement"). The purchase price for each Share shall be $7.906, as required by the Option Agreement.

    2.  Delivery of Payment.  Purchaser herewith delivers to the Company the
        -------------------
full purchase price for the Shares.

    3.  Representations of Purchaser.  Purchaser acknowledges that Purchaser has
        ----------------------------
received, read and understood the Option Agreement and agrees to abide by and be bound by its terms and conditions.

    4.  Rights as Shareholder.  Until the issuance (as evidenced by the
        ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section _____ of the Option Agreement.

    5.  Tax Consultation.  Purchaser understands that Purchaser may suffer
        ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

    6.  Entire Agreement; Governing Law.  The Option Agreement is incorporated
        -------------------------------
herein by reference. This Agreement and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

Submitted by:                         Accepted by:

PURCHASER:                            NOTIFY TECHNOLOGY CORPORATION

________________________________      __________________________________
Signature                             By

________________________________      __________________________________
Print Name                            Its

Address:                              Address:
-------                               -------

________________________________      Notify Technology Corporation
                                      1054 South De Anza Blvd.
________________________________      San Jose, California  95129

                                      __________________________________
                                      Date Received

                                   EXHIBIT B
                                   ---------

                               SECURITY AGREEMENT

     This Security Agreement is made as of __________, 200__ between Notify Technology Corporation, a California corporation ("Pledgee"), and
_________________________ ("Pledgor").

                                    Recitals
                                    --------

     Pursuant to Pledgor's election to purchase Shares under the Option Agreement dated ________ (the "Option"), between Pledgor and Pledgee, and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has purchased _________ shares of Pledgee's Common Stock (the "Shares") at a price of $________ per share, for a total purchase price of $__________. The Note and the obligations thereunder are as set forth in Exhibit C to the Option.

     NOW, THEREFORE, it is agreed as follows:

     1.  Creation and Description of Security Interest.  In consideration of the
         ---------------------------------------------
transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2.  Pledgor's Representations and Covenants.  To induce Pledgee to enter
         ---------------------------------------
into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

         (a)  Payment of Indebtedness.  Pledgor will pay the principal sum of
              -----------------------
the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

         (b)  Encumbrances.  The Shares are free of all other encumbrances,
              ------------
defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

         (c)  Margin Regulations.  In the event that Pledgee's Common Stock is
              ------------------
now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations

("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3.  Voting Rights.  During the term of this pledge and so long as all
         -------------
payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4.  Stock Adjustments.  In the event that during the term of the pledge any
         -----------------
stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5.  Options and Rights.  In the event that, during the term of this pledge,
         ------------------
subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     6.  Default.  Pledgor shall be deemed to be in default of the Note and of
         -------
this Security Agreement in the event:

         (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

         (b) Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

     In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the California Commercial Code.

     7.  Release of Collateral.  Subject to any applicable contrary rules under
         ---------------------
Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

     8.  Withdrawal or Substitution of Collateral.  Pledgor shall not sell,
         ----------------------------------------
withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9.  Term.  The within pledge of Shares shall continue until the payment of
         ----
all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     10. Insolvency.  Pledgor agrees that if a bankruptcy or insolvency
         ----------
proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

     11.  Pledgeholder Liability.  In the absence of willful or gross
          ----------------------
negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

     12.  Invalidity of Particular Provisions.  Pledgor and Pledgee agree that
          -----------------------------------
the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     13.  Successors or Assigns.  Pledgor and Pledgee agree that all of the
          ---------------------
terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     14.  Governing Law.  This Security Agreement shall be interpreted and
          -------------
governed under the internal substantive laws, but not the choice of law rules, of California.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


"PLEDGOR"                     _________________________________
                              Signature

                              _________________________________
                              Print Name

                    Address:  _________________________________


                              _________________________________
"PLEDGEE"                     Notify Technology Corporation
                              a California corporation


                              _________________________________
                              Signature

                              _________________________________
                              Print Name

                              _________________________________
                              Title

"PLEDGEHOLDER"                _________________________________
                              Secretary of
                              Notify Technology Corporation

                                   EXHIBIT C
                                   ---------

                                     NOTE

$_______________                                            San Jose, California

                                                        __________   ____, 20___

     FOR VALUE RECEIVED, _______________ promises to pay to Notify Technology Corporation, a California corporation (the "Company"), or order, the principal sum of _______________________ ($_____________), together with interest on the unpaid principal hereof from the date hereof at the rate of _______________ percent (____%) per annum, compounded semiannually.

     Principal and interest shall be due and payable on __________, 20___. Payment of principal and interest shall be made in lawful money of the United States of America.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is subject to the terms of the Option, dated as of ________________. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

     In the event the undersigned shall cease to be an employee, director or consultant of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

                                                 _______________________________


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